Investor Day Las Vegas, NV September 2018 1 1

Forward looking statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward- looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward-looking statements, which may be based on assumptions and anticipated events that do not materialize. 2 2

Agenda . Maury Gallagher: Welcome & Introduction . John Redmond: Sunseeker Resorts Evolution . Ben Mammina: Building Sunseeker Resorts . Micah Richins: Operating Sunseeker Resorts . Jason Shkorupa: Food & Beverage . Scott DeAngelo: Marketing Sunseeker Resorts . John Redmond: Closing Remarks 3 3

State of the State . Airline in great shape – transition is done! . Plan: ~125 aircraft end of ’22 – add ~10 aircraft/year . 2020 revenue/cost programs on pace . Operations – focused on being one of the best . KISS outcome = improved airline performance . Airline – Job #1 4 4

History – Evolution of Model . 30+ years in airline industry – deregulation . Commuter business – learned about GDS/middlemen . How not to do it - 3rd party customer approach • GDS Clearing House • Travel agents OTAs . Direct to customer – no 3rd party distribution - need: • IT system - Integrated Proprietary reservations system • Third party capability Payments system 5 5

Middlemen . Middlemen – present since beginning of modern travel system . Direct distribution is difficult . Critical to distribution - ability to reach large numbers of travelers . GDS evolution – Sabre/Apollo/Worldspan and others . Internet – Online Travel Agency (OTA) – Expedia/Priceline/Travelocity . New ‘middlemen’ evolving – Google, Amazon – others – customer data . Movement afoot to eliminate middlemen 6 6

History – Direct to Customer . G4 Model - leisure customer/leisure destination • Focus on small towns - customer awareness – big fish! • Direct advertising replaces GDS – brand awareness small town • Weekly schedule vs. daily schedule • Base approach – all aircraft in leisure base – best economics • All personnel in own bed every night . 2002 - 3rd party products – Hotels 2002 – Rental Cars 2005 . 2004 - Ancillary products - seat assignments, bag fees, priority boarding 7 7

A Unique and Better Airline . Leisure customer Built to be different • Will travel in all economic conditions • Vacations are valued – price dependent Leisure customer . Small/medium cities • Filling a large void Underserved markets • Increasing opportunity – industry restructuring • Diversity of network – minimizes competition Little competition . Flexibility Low cost aircraft • Adjust rapidly to changing macro (fuel/economy) • Changes in capacity – immediate impact on price Low frequency/variable capacity • Minimize threat of irrational behavior from others . Low cost fleet – used aircraft Unbundled pricing • Match capacity to demand, highly variable • Relatively low capital needs, higher free cash flow Closed distribution Bundled packages Highly profitable 8 8

Travel Company – 3rd Party . 3rd party products have been critical to G4 success . Since 2005 – sales of ancillary/3rd party products • Ancillary products - $3.4B • 3rd party products – $1.3B • Profits - 3rd party - $400M • Hotels - 6.5M+ room nights . Travel company concept – going for many years . Always focused on more spend from customer . Leisure model – customer will buy vs. business customer 9 9

Big Picture – “Amazon” of Leisure Travel . Customer is focus – leverage ability to talk directly to customer . Evolution of relationship between product and customer . Digital/physical world • Digital only – e.g. Google/Facebook • Digital/physical – Amazon • Critical tool set for digital/physical – world class automation • G4 one of most advanced automation platforms . G4 has richest customer data – since 2002 . Goal – leverage existing airline network into leisure network 10 10

Allegiant: OTA with its Own Products Customer OTA Allegiant Travel Sells Leisure Travel Products Family Management Rental Airline Golf Entertainment Hotel Contracts Car Centers 11 11

Allegiant Country 12 12 Source: 2010 Census; within 90 miles of airport

Allegiant 2.0 – Focus on Customer . How to create barriers to competition? . Fork in the road – stay airline? Increase travel company? . Allegiant 2.0 – start of new chapter but continue to be DIFFERENT! • Complete Airbus transition – end of November • Expand travel company – Sunseeker Resorts • Stay the course with airline – continue its growth . Focus on customer – utilize customer data 13 13

Why Sunseeker Resorts? . Control customer(s) - focus on 3rd party products, particularly hotel . Last few years – tough to get hotel product – counter cyclical . Want more assets to sell – destination resort powerful . Capture enhanced customer spend . Florida – ideal location for resort . Leverage strengths • Florida is strategic for G4 • G4’s biggest market – almost 8M passengers in/out in 2018 • Best-in-class management – Redmond/Mammina/Richins/Shkorupa . Acquire land . Design and build property . Run property 14 14

West Coast of Florida - Big Fish/Big Pond . West Coast of Florida (WCF) - Excellent Resort Location . Competition - Sarasota to Naples/Marco Island • No well known major destination resorts • Properties – average 20 - 30 years old . Demographics • Baby boomer destination • WCF – Midwest stronghold – G4 strength (https://www.allegiantair.com/interactive-routemap) . Will be able to brand and elevate • Allegiant brand – well known in Port Charlotte and west coast of Florida • Sunseeker Resorts– well known as well – game changer west coast of Florida 15 15

Florida Network Map . 230 Routes . 81 Cities . 7 Destination Cities . 5 Crew Bases 16 16

Sunseeker Resorts Economics . Great ADR numbers - $200+/room night . Sell directly to customer – like we have for past 16 years • >6.5 million room nights - $780M of top line revenue • Package products – air/hotel/car • Leverage customer database . Products – all our brands . No 3rd party distribution expenses • No OTA selling fees • No branding fees - e.g. Marriott/Hilton • No franchise fees for restaurants . Revenue benefit - as much as 15 points of revenue 17 17

Sunseeker Resorts Evolution – Maintain Optionality! . Sunseeker Resorts – original model – ‘asset light’ – sell condos generate cash . Hotel alternative – simple (we like simple) – KISS approach – better returns . Budget $420M (excludes spend-to-date) . Sunseeker Resorts cash requirements – fairly smooth over next 24 months . Expected cash balance at quarter end - $500M+ • Ability to fund construction of the project from cash flow • Longer term will pursue financing on favorable terms during or after construction • $300M liquidity target (historical average TTM cash to revenue 29%) • Tax change – over $500M cash flow benefit thru 2022 . Optionality – number of options – partner, financing 18 18

Sunseeker Resort Charlotte Harbor 19 19

Seeking a Larger Slice of Wallet Spend Per Round Trip Itinerary* $1,800 $1,600 $290 $286 $1,400 $143 $311 $260 $253 $157 $219 $1,200 $247 $137 $235 $146 $147 $135 $1,000 $221 $220 $218 $234 $216 $220 $158 $800 $123 $250 $141 $600 $1,024 $930 $400 $788 $847 $897 $783 $626 $629 $200 $- Florida Punta Gorda (PGD) Destin/Ft. Walton Sarasota (SRQ) St. Pete/Clearwater Fort Lauderdale (FLL) Orlando (SFB) Jacksonville (JAX) (VPS) (PIE) Hotel Air Air Ancillary Car Rental • Hotel represents larger portion of vacation spending than air, air ancillary, and car rental combined • Food & beverage and on-site recreation will provide additional opportunities to capture spend 20 20 Source: Allegiant booking data trailing 12 months; only customers who take product included in unitized auto & hotel values. * 1.8 passengers/itinerary

Florida: Logical Choice for Sunseeker Resort Florida Traffic Growth Routes Served from Florida Destinations 9,000,000 250 228 230 7.93 M 8,000,000 7.08 M 200 191 7,000,000 6.30 M 6,000,000 156 5.20 M 150 5,000,000 121 4.01 M 114 4,000,000 100 2.78 M 3,000,000 2,000,000 50 1,000,000 - - 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 Orlando (SFB) St. Pete/Clearwater (PIE) Punta Gorda (PGD) Orlando (SFB) St. Pete/Clearwater (PIE) Punta Gorda (PGD) Ft. Lauderdale (FLL) Destin/Ft. Walton (VPS) Jacksonville (JAX) Ft. Lauderdale (FLL) Destin/Ft. Walton (VPS) Jacksonville (JAX) Sarasota (SRQ) Sarasota (SRQ) 21 21 Source: Internal customer data; 2018 full year numbers are forecast

Robust Drive-in Market . 33 million people live within 500mi of Sunseeker Resort, 14 million Average Daily Traffic Trends of whom > 275mi 60,000 . Nonstop air service only available to Atlanta, Orlando, and Key West* 50,000 40,000 30,000 20,000 10,000 0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Tamiami - North of Bridge (bi-directional) Tamiami - Southbound Crossing Tamiami - Northbound Crossing 22 22 Source: Indiana University's Kelley School of Business, FDOT; * scheduled service to RSW or PGD

Why Port Charlotte? Manatee 3,086 Rooms . Rapid growth of Allegiant 29 Hotels Avg Age: 24 Sarasota footprint 4,712 Rooms 39 Hotels Avg Age: 23 Charlotte . Availability of favorably priced, 1,432 Rooms 16 Hotels waterfront land Avg Age: 19 Lee (Ft. Myers) 10,830 Rooms . Growth converging on area 94 Hotels Avg Age: 27 . Opportunity to be a clear Collier (Naples) 6,439 Rooms category leader 41 Hotels Avg Age: 29 23 23

Air Traffic Outpacing Hotel Room Growth Hotel Room vs. Capacity Growth (% Change Since 2009) 35% 30% 25% 20% 15% 10% 5% 0% (5%) 2010 2011 2012 2013 2014 2015 2016 2017 Seats to Naples, Fort Myers, Punta Gorda, and Sarasota Manatee, Sarasota, Charlotte, Lee, and Collier County Hotel Rooms 24 24 Source: STR data, Innovata airline schedules

Growth in Product Catered to Longer Length of Stay AirBnb Cumulative Growth Cape Coral Airbnb Occupancy 3,500 3,124 100% 3,000 90% 2,424 80% 2,500 70% 2,000 60% 1,441 50% 1,500 Rental Units 40% 1,000 780 30% 20% 500 285 111 10% 5 17 49 - 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Port Charlotte Punta Gorda Cape Coral 25 25 Source: airdna.co

Allegiant Footprint Rapidly Expanding Punta Gorda (PGD) Growth: 10 minutes from Sunseeker Resort 2,500,000 50 44 45 2,000,000 41 40 33 35 1,500,000 28 30 24 25 1,000,000 20 20 15 500,000 10 5 - - 2013 2014 2015 2016 2017 2018 PGD O&D Passengers PGD Destinations Allegiant Stimulates New Traffic in Southwest Florida 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 Passengers Daily Each Way Each Daily Passengers 0 Pre-entry Post-entry Non-Allegiant Allegiant 26 26 Source: Internal Booking Data, US O&D Survey 2008 vs. TTM Q1 2018 in 44 RSW/PGD markets served by Allegiant

Port Charlotte Offers Proximity to Distribution Allegiant Distance from Tampa International Airport Annual O&D passengers Airport (TPA) destination resort St. Pete Clearwater International Airport (PIE) PGD 10 minutes south 1.5 million Punta Gorda ✔ RSW 45 minutes south 9 million Ft. Myers Sarasota-Bradenton International Airport (SRQ) SRQ 60 minutes north 1.2 million Sarasota ✔ Punta Gorda PIE Airport (PGD) St. Pete— ✔ 90 minutes north 2.1 million Clearwater TPA 90 minutes north 20 million Tampa Southwest Florida International Airport (RSW) 27 27 Source: diio.net, 2017 O&D passengers, PGD & PIE projected 2018

Why a Large Resort? . Larger Share of Wallet . Building a resort destination, not a hotel . Larger resident base . Ability to offer additional amenities (marina, golf, food & beverage) • Excitement • Greater share of leisure spend . Keep guests at the resort longer . People want to be around people . Diversified revenue stream 28 28

Current Resort Plans

$420 million budget (excludes spend-to-date)

- Phased approach
- Revenue ~ 65% rooms, 35% non-hotel
- IT solutions for resort & future management contract opportunities
- Significant spend to accommodate current and future phases such as roads, seawalls, fencing, and power plant
- Management will continue to evolve project

- 500+ hotel rooms
- ~180 condo-hotel units (2 towers)
  - Ability to rent as suites for long-term stays
  - Ability to sell as condos
- ~40K square feet of meeting and catering space
- Compelling restaurants and bar concepts, and retail space
- ~200 slip marina
- 55"+ TV in every room
- Structured parking

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Highly Experienced Team 30 30

Ben Mammina – EVP Design, Construction and Development . Started with Allegiant as EVP Design, Construction and Development a year ago • Initiated the creation of a new development group • Managed the entitlement, design, budgeting of the Sunseeker Resorts project in Port Charlotte . Ph.D. in Civil and Environmental Engineering with concentration in engineering economics for Mixed-Use project development . 37 years leading and representing companies pursuing hotel development . $4 billion of completed hotel development, $30 billion of hotel / mixed use master planning • As a representative of the owner • $2 billion as owner/builder on their behalf . 16 years working with John Redmond: “I’m a known entity” • 11 of those years was with MGM Resorts as head of their development group • Annual management of as much as $400 million in renovation work and $400 million in new construction 31 31

How Certain is the Project Budget? . Construction Unit Pricing is Known • Internal Analysis • Cummings Corporation • Local General Contractors • Local Sub-Contractors . Planning for the unexpected - $48 million plus • $13 million of contingency in the General Construction estimate (about 5%) • $15 million of plan completion allowance • $20 million in general project contingency • TBD for cutting out middlemen . Risk Management • Experienced hospitality development staff • Work to a budget • Early Warning System • Oversight 32 32

Micah Richins; EVP/COO – Sunseeker Resorts . 25+ years of hospitality experience . Deep knowledge of marketing, revenue management, analytics, distribution, operations and entertainment . Formerly Chief Commercial Officer for MGM Resorts International, controlling pricing, promotion, and segmentation decisions for over 40,000 Las Vegas rooms daily, driving $2B+ in annual room revenue . Managed operations at MGM Grand (5,000 rooms + 2,000 residences), New York – New York (2,000 rooms) and Luxor (4,400 rooms) hotels 33 33

Why Did I Join Allegiant Travel Company? . It matters who you work with . Innovation / disruption as a core value . Incredible supply / demand dynamic . Ability to influence distribution and develop a new market 34 34

Extension of the Allegiant Business Model . Ownership of the customer relationship . Leverage and supplement an already powerful database . Use of airline data to inform decision making . Utilize enterprise functions like HR or Finance for cost efficiency . Margin advantage of fee avoidance • No OTA Fees (20% - 30% commission) • No Marketing Fees (2% - 5% of revenue) • No Franchise or Royalty Fees (5% - 6% of revenue) • No Management Fees (4% - 6% of revenue) 35 35

Terminology & Competitive Set . 224 Southwest Florida Properties: Sarasota to Marco Island . STR Markets: Florida Central*, Fort Myers, Sarasota/Bradenton . STR Classes: • Luxury • Upper Upscale • Upscale • Upper Midscale • Midscale • Economy 36 36 Source:*STR Florida Central includes all properties not in another area. We have further limited it to only Southwest Florida

Coastal Southwest Florida Product is Dated 100% 2010s, 21 • Average age: 26 years 90% 80% • Less than 10% built after 2010 2000s, 71 70% 60% • 60% built before 2000 50% 1990s, 39 • Competitive disadvantages: 40% • Deferred maintenance 30% 1980s, 43 • Built at grade • Tired design elements 20% Pre-1980, • Legacy technology 10% 50 0% Construction Date 37 37 Source: STR

Memorable Product Lacking 100% Luxury Class, 20 90% Upper • Luxury (9%) and upper upscale (14%) Upscale 80% Class, 32 product is underrepresented 70% Upscale Class, 45 • Over 76% of the Southwest Florida 60% product is upscale or lower 50% Upper Midscale 40% Class, 53 • Difficult to achieve pricing power without 30% differentiated experience Midscale Class, 34 20% 10% Economy Class, 40 0% ClassTotal 38 38 Source: STR

Minimal Large Resort Product 100% 8 10 90% • Only 8 large resorts (300+ rooms) between 80% Sarasota and Marco Island 70% 113 60% • Average age is 37 years old 50% • Hyatt Regency Coconut Point is the only 40% one less than 30 years only (built in 2001) 30% 93 20% • Size is a driver of excitement and diverse 10% experiences 0% # ofTotal Rooms Less than 100 100-199 200-299 300+ 39 39 Source: STR

Ease of Access Advantage Resort Punta Gorda Sarasota Fort Myers (PGD) (SRQ) (RSW) • Sunseeker Resort will Sunseeker Resort Charlotte 10 minutes 60 minutes 44 minutes be the closest option Harbor for fliers to PGD & Hyatt Regency Coconut Point 46 minutes 101 minutes 24 minutes SRQ Sunseeker Resort Charlotte Harbor Ritz-Carlton Naples 58 minutes 115 minutes 36 minutes • Sunseeker Resort will Naples Grande Beach Resort 59 minutes 116 minutes 37 minutes be closer to RSW than Marco Island resorts, Marriott Sanibel Harbour 54 minutes 110 minutes 34 minutes and comparable Naples Beach Hotel & Golf Club 62 minutes 119 minutes 42 minutes distance as Naples resorts JW Marriott Marco Island Beach 79 minutes 136 minutes 58 minutes Resort Hilton Marco Island Beach Resort 80 minutes 137 minutes 58 minutes & Spa South Seas Island Resort 87 minutes 143 minutes 66 minutes 40 40 Source: STR, Distance: Google Maps, 1pm EST on Thursday 8/30

External Analysis: Innovation Group Findings Services Findings . Orlando based consulting team . Occupancy: 90%+ . Commissioned by Allegiant for Sunseeker Resort & Port Charlotte area Market Analysis & Feasibility study . Hotel ADR: $185+ . Widely respected professional services firm for leisure & . Condo/Hotel ADR: $360+ gaming developments . Served dozens of notable clients in the leisure & gaming space: . MGM Resorts International . Marriott International, Inc. . Hilton Hotels and Resorts . Hyatt Hotels and Resorts . Extensive domestic & global experience 41 41

Why Meeting Space in a Leisure Hotel? . Mitigates occupancy / ADR risk . Advanced bookings add predictability to forecasts . Smooth seasonality curves . Targeted group business extremely profitable . Purpose built space with fresh designs creates distinct advantage . Advantage of airline as a differentiator 42 42

Unlocking Asset Light Opportunities . Tremendous opportunity for management contracts and franchise • Key strategic benefit of building Sunseeker Resort . Sunseeker Resorts investment enables assembly of key talent required to establish a management company . Execution of the resort provides credibility . 2% - 4% of revenue, 10% - 30% of profit after owner priority 43 43 Source: Skift

Robust Opportunity for Management Contracts Target Properties: Allegiant Markets . Potential Targets: 350 • Hotels > 100 rooms 300 288 • Not managed by key brand 49 250 • Within 25 miles of a G4 FL airport 200 142 . 684 properties 150 22 • 120 with no contract 239 100 95 15 77 • 564 with a contract 13 120 50 36 30 80 64 16 32 13 - 17 12 Ft. Lauderdale St. Orlando (SFB) Jacksonville Sarasota (SRQ) Destin/Ft. Punta Gorda (FLL) Pete/Clearwater (JAX) Walton (VPS) (PGD) (PIE) Managed No Contract 44 44 Source: STR; Key Brand: Marriott/Starwood, Hyatt, Choice, Disney, Hilton, Wyndham

What Problems Are Owners Solving for? . One size fits all approaches . Weak revenue management and distribution . Dependency upon OTA’s . Limited access to evolving technology . Inability to leverage data for decision making 45 45

A Better Management Company Traditional Offerings Key Differentiators • Revenue Management • Paradigm breaking technology • Distribution • Airline distribution pipeline • Sales & Marketing • Airline charter • Operations • Business intelligence and advanced • Design & Development analytics • Spa & Fitness • Access to portfolio of F&B brands • Golf • Call Center • HR • Finance 46 46

Jason Shkorupa – VP F&B and Resort Development . Spent 26 years with MGM Resorts until joining Sunseeker Resorts in September 2018 . MGM Grand’s annual F&B revenues $300M+, one of the largest F&B operations in the nation serving 25–30K meals daily . Great relationships with celebrity chefs Wolfgang Puck, Masaharu Morimoto, Emeril Lagasse, Tom Colicchio, Joel Robuchon, and Michael Mina including partners with Hakkasan & China Tang groups. . Led large teams – 250 management and 3,000+ employees . Worked at 4 MGM Resorts properties - MGM (5,000 rooms + 2,000 residences), Monte Carlo (3,000 rooms), Luxor (4,400 rooms), and Excalibur (3,500 rooms) - in a wide range of roles . In leadership roles from 1993 – 2018: started as Executive Chef . Opened more than 80 new F&B concepts 47 47

Food & Beverage Program Philosophy . Will be the market leader of Food & Beverage in the region . Offering broad variety of F&B experiences – “One stop shop” . Self-concept and self-branded • No management or franchise fees • Efficiency in design, back-of-house kitchens, receiving and infrastructure • Bulk purchasing power, leveraging scale, and synergies . Investment in people: refined service and expanded staff education and training 48 48

Food & Beverage Vision . Compelling overall Food & Beverage Portfolio. “Must see venues” . Creating a sticky environment. Pockets of fun. Drive wallet share . Approachable resort casual & refined specialty offerings . Recognizable experiences and “never seen before experiences” in this market . Appeal to extended stay guests as well as local community visitors . Create loyal repeat visitation amongst local audience / marina visitation . High quality, sustainable, farm to table, chef inspired culture 49 49

Corporate Business, Activations, and Events . Meeting Space: Banquets & Catering • Corporate groups and social gatherings • Mixers, receptions, weddings, birthdays, anniversaries, charity, and social parties • Higher average spend / most profitable F&B business . Extensive Special Events & Programming • Food and wine events • Chef & mixology demos • Road show chef dinners • Outdoor live music entertainment • Seasonal & holiday activations • Scotch & cigar mixers • Marina activations 50 50

Sunseeker Resorts Marketing 51 51

Scott DeAngelo; SVP/CMO – Allegiant Travel . 20+ years of Marketing, Analytics and Product leadership experience across B2C and B2B . Deep expertise in marketing strategy, data analytics and commerce technology across retail, payments and travel/hospitality . Formerly head of Product, Pricing and Data at Vantiv, now Worldpay, helping to drive the successful IPO in 2012 and growth into a Fortune 600 company named to Forbes Top 25 Fastest Growing Tech Companies . Formerly Global Consulting Group Leader at Acxiom Corporation and Engagement Manager at McKinsey & Company 52 52

Overview of Total Charlotte County Visitation Allegiant is able to address a large portion of total Charlotte County visitors from fly and drive markets Total Visitor Count to Charlotte County 1.5M+ active customer 3,665,562 email addresses from drive areas 365,186 256,617 65,799 1,029,759 1M+ customers flown to 2,941,228 Charlotte County area 1,223,867 TPA/PIE RSW MCO/SFB MIA PGD Total Fly Drive 53 53 Source: Charlotte County BoCC; Allegiant booking data; Allegiant analysis; Trailing 12 months

Allegiant Inbound ITNs to PGD Allegiant generated more than 365K ITNs to PGD in the past year, up 53% over the past two years, with a healthy mix of first-time and repeat visitors Allegiant Inbound PGD Itineraries by Quarter First-time vs. Repeat Visitors 140,000 120,000 In past 12 months: 100,000 80,000 • 250,083 repeat customer ITNs 60,000 • +32% vs. prior year 40,000 • 115,103 first-time 20,000 customer ITNs - • +23% vs. prior year 2015 Q3 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 Repeat First-time 54 54 Source: Allegiant booking data; Trailing 36 months

Allegiant Inbound ITNs to PGD by Feeder Market Above and beyond PGD, Allegiant generates nearly 400K ITNs into nearby PIE and more than 650K ITNs into other Florida markets from PGD feeder markets – more than 1.4M total customers Cumulative Customers to Florida Markets by Origin City 1,500,000 1,350,000 1,200,000 1,050,000 660,076 900,000 750,000 600,000 450,000 384,016 300,000 150,000 356,779* 0 PIT PIA SPI MLI IND CID IAG MCI BLV AVL LEX TYS LCK FNT TOL CLE ABE HTS SDF STC USA SGF DAY RFD SBN PVD BNA PBG CVG RDU MKE MDT PSM GRR DSM FWA SWF ROC OMA PGD PIE Other FL Markets * Only active markets included 55 55 Source: Allegiant booking data; Trailing 12 months

Allegiant Well-Positioned to Steer Hotel Choice In what order do you typically book the following when planning a leisure trip? Allegiant Customers 3% 13% 17% 9% 83% 57% First Second 88% 83% Third+ 30% 14% 3% Air Hotel Car Activities 56 56 Source: Heart+Mind Strategies LLC Market Research

Allegiant Creating Preference for PGD Top Customer Conversion Markets to PGD Total Customers Consider visiting Punta (following initial Allegiant travel to another destination) Converted to PGD Gorda/Fort Myers, FL 14,000 33% 133,940 12,000 19,472 10,000 +2.2X 25,444 8,000 15% Customer Count Customer 6,000 4,000 89,024 2,000 Non-Customers Allegiant Customers 0 CVG IND LEX LCK FWA PIT SBN AVL PIA GRR ABE TYS RFD DSM BLV Total One ITN Two ITNs 3+ ITNs 57 57 Source: Heart+Mind Strategies LLC Market Research; Allegiant booking data; Trailing 12 month analysis; Larger Market Allegiant Customers

Survey Responses While all Allegiant markets show strong interest in PGD vs. other destinations, Allegiant’s largest and fastest growing markets show the greatest interest Larger Market Customers Likely To Visit Destination 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% Smaller Market Customers Likely to Visit Destination 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% Punta Gorda/Fort St. Destin, FL Fort Lauderdale, Jacksonville, FL Orlando, FL Daytona Beach, FL Charleston, SC New Orleans, LA San Diego, CA Myrtle Beach, SC Savannah, GA Myers, FL Petersburg/Tampa, FL FL 58 58 Source: 2018 Heart+Mind Strategies LLC Market Research

Allegiant Customer Demographics Allegiant customers are far more likely than average to be in higher Income and Net Worth segments Household Income Household Net Worth $150K+ 8% 17% $750K+ 13% 22% $75K- 24% $250K- $149K 26% $749K 37% 37% $100K- $30K- 19% 38% $74K $249K 19% 35% <$100K 42% $0-$29K 30% 22% 11% Total U.S. Population Allegiant Customers Total U.S. Population Allegiant Customers 59 59 Source: Trailing 12 month analysis; Allegiant booking data appended with Epsilon Enhancement Data

Survey Responses Average Spend on Leisure Average Hotel Spend Per Vacation Night on Leisure Vacation 4% 6% 14% 19% 8% 6% For Allegiant customers 14% 15% 23% booking hotel in PGD: 27% 23% • ADR for standard 45% 42% 25% hotel room = $221 23% 22% • ADR for suite hotel 17% 14% 15% room = $289 7% Customers Non-Customers Customers Non-Customers Less than $1,000 $1,000-$2,499 Less than $100 $100-$150 $2,500-$4,999 $5,000-$9,999 $151-$200 $201-$300 $10,000 or more More than $300 60 60 Source: Heart+Mind Strategies LLC Market Research; Allegiant booking data

Allegiant Customers at Luxury Resorts

Data indicates Allegiant customers stay at Luxury Class or Upper Upscale Class resorts along the Florida coast near Punta Gorda (includes only those customers with Allegiant app activated and permissioned for geo tracking)



Number	Hotel Name	Check Ins	Length of Stay	Category	Rooms
1	JW Marriott Marco Island Beach Resort	1,293	6	Luxury Class	726
2	Naples Grande Beach Resort	1,216	6	Upper Upscale Class	474
3	South Seas Island Resort	540	6	Luxury Class	458
4	Hyatt Regency Coconut Point Resort & Spa	827	6	Upper Upscale Class	454
5	Ritz-Carlton Naples	516	6	Luxury Class	450
6	Marriott Sanibel Harbour Resort & Spa	302	5	Upper Upscale Class	347
7	Naples Beach Hotel & Golf Club	1,225	5	Luxury Class	319
8	Hilton Marco Island Beach Resort & Spa	777	7	Upper Upscale Class	310
9	Ritz-Carlton Golf Resort Naples	535	6	Luxury Class	295
10	Ritz-Carlton Sarasota	572	5	Luxury Class	266
11	Longboat Key Club & Resort	98	5	Luxury Class	223
12	Lido Beach Resort	429	6	Luxury Class	222
13	Pink Shell Beach Resort & Marina	3,964	6	Luxury Class	207
14	Sundial Beach Resort & Spa	1,031	6	Luxury Class	190
15	La Playa Beach & Golf Resort	1,223	6	Luxury Class	189
16	Tween Waters Inn	163	6	Luxury Class	137
17	Edgewater Beach Hotel	782	6	Luxury Class	125
18	The Sanibel Inn	258	6	Luxury Class	94
19	Marco Beach Ocean Resort	219	7	Luxury Class	91
20	Gullwing Beach Resort	1,268	6	Luxury Class	66
21	Pointe Estero	1,343	7	Luxury Class	56
22	Seaside Inn	323	6	Luxury Class	32
23	Song of the Sea Motel	233	6	Luxury Class	30
24	Bungalow Beach Resort	265	6	Luxury Class	15

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Source: Allegiant booking data; check in's determined by number of customers checking in within 1,000 feet of the property

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Strong Card Engagement by PGD Customers Inbound PGD customers are ~3X more likely than the average …and their spend on the card is more than 50% greater than customer to be an Allegiant World Mastercard cardholder that of all other Allegiant World Mastercard cardholders $9,508 +52% $6,259 77% 92% 23% 8% Total Allegiant Customers Total Cardholders Non-PGD Cardholders PGD Cardholders PGD Inbound Non PGD 62 62 Source: Allegiant World Mastercard data; analysis based on 2018 spend for accounts opened in 2017

Customers Pick Destination Prior to Building Budget Which of the following best describes how you typically plan your leisure trips? I start my planning with a specific budget in mind and pick destinations/ 23% 22% 23% activities that fit with that budget I start with a specific destination/ activities in mind, then build a budget 61% 60% 61% based on that destination/activities I don't have a specific budget or destination in mind and look for cool 16% 17% 16% or interesting places to visit TotalNon-Customers Prospects Customers 63 63 Source: Heart+Mind Strategies LLC Market Research

Lower Airfare Likely to Boost Dining and Hotel Spend When/if you are able to get a lower price on airline tickets for a leisure trip, what other parts of the trip are you most likely to spend the savings on? 56% 56% 39% 38% 37% 35% 28% 26% 24% 20% Dining Nicer Hotel Activities Shopping Entertainment Customers-Larger Market Customers-Smaller Market 64 64 Source: Heart+Mind Strategies LLC Market Research

Strong Commercial Organization to Drive Air + Hotel 65 65

Marketing and Sales Plan In Motion Illustrative Creative 66 66

Forward Look 67 67

Projected Sunseeker Resort Income Statement Year 1 Year 2 Year 3 Year 4 Year 5 Revenue Hotel Revenue $ 32,854 $ 35,264 $ 37,473 $ 39,007 $ 40,600 Suite Revenue 24,825 27,241 29,280 30,598 31,728 Food and Beverage Revenue 25,900 29,254 32,134 33,828 35,420 Golf and Marina 4,513 4,907 5,104 5,333 5,495 Total Revenue $ 88,092 $ 96,666 $ 103,991 $ 108,766 $ 113,243 Expenses Hotel and Suite Department $ 5,324 $ 6,815 $ 7,187 $ 7,479 $ 7,762 Food and Beverage Department 22,626 24,315 25,893 27,270 28,469 Golf and Marina 3,080 3,210 3,313 3,422 3,526 Selling General and Administrative 23,476 24,486 25,466 26,333 27,204 Total Expenses $ 54,506 $ 58,826 $ 61,859 $ 64,504 $ 66,961 EBITDA $ 33,586 $ 37,840 $ 42,132 $ 44,262 $ 46,282 38.1% 39.1% 40.5% 40.7% 40.9% Assumptions: Hotel Occupancy 90% 92% 94% 95% 96% Hotel Average Daily Room Rate $185.00 $194.25 $202.02 $208.08 $214.32 Hotel Average Daily Resort Fee $12.00 $12.60 $13.10 $13.50 $13.90 Suite Occupancy 87% 91% 94% 95% 96% Suite Average Daily Room Rate $390.13 $409.60 $425.94 $437.61 $450.32 Suite Average Daily Resort Fee $20.00 $21.00 $21.84 $22.50 $23.17 68 68

Standard King Comparison 69 69

2 Bedroom Suite Comparison 70 70

Bathroom Comparison 71 71

Florida Network Map . 230 Routes . 81 Cities . 7 Destination Cities . 5 Crew Bases 72 72

Sanibel Harbour Marriott 73 73

Naples Grande Beach Resort 74 74

South Seas Island Resort February 8th –10th 75 75

SpringHill Suites Punta Gorda Harborside 76 76